EXHIBIT 10

                         STOCK REPURCHASE AGREEMENT

THIS STOCK REPURCHASE AGREEMENT (the "Agreement") dated as of the 6th day of March, 2001 (the "Effective Date"), is made by and between All-American SportPark, Inc., formerly known as Saint Andrews Golf Corporation, a company duly organized and existing under the laws of the State of Nevada with principal offices at 6730 Las Vegas Blvd,, Suite 4, Las Vegas, NV 89119 ("AASP"), and Three Oceans, Inc., a corporation duly organized and existing under the laws of the State of Delaware with principal offices at 665 Fifth Avenue, New York, NY 10103 ("TOI").

WHEREAS, the parties have entered into an Investment Agreement effective July 29, 1996 (the "Investment Agreement");

WHEREAS, TOI currently is a holder of 500,000 shares of restricted Series A Convertible Preferred Stock (the "Stock") of AASP and desires to sell the Stock; and

WHEREAS, AASP desires, for bona fide business purposes, to repurchase all of the Stock (the "Repurchase").

NOW THEREFORE, in consideration of their mutual promises, the parties hereto agree as follows:


1. STOCK REPURCHASE. TOI agrees to sell and AASP agrees to repurchase a total 500,000 shares of Series A Convertible Preferred Stock of AASP currently owned and possessed by TOI for a total purchase price of Five Thousand U.S. Dollars ($5,000.00) or One Cent ($.01) per share, which price the parties hereby agree is fair and reasonable.


2. PAYMENT AND DELIVERY OF THE STOCK. On the Effective Date, AASP shall: (a) send a facsimile to TOI of the signature page of this Agreement and the AASP Certificate of Resolution (as described in Section 5(c)), (b) send the original signature page of this Agreement to TOI via FedEx Priority Overnight next morning service ("FedEx Service"), and (c) effect a transfer of funds in the amount of Five Thousand U.S. Dollars ($5,000.00) to be received by TOI via wire transfer on the Effective Date, in accordance with the wire transfer instructions attached hereto as Exhibit A (the "Wire Transfer"). Upon receipt of the aforementioned facsimile, original signature page, and confirmation of deposit of the Wire Transfer into TOI's account, TOI shall immediately deliver to AASP properly endorsed certificate(s) equivalent to 500,000 shares of the Stock via FedEx Service and TOI Certificate of Resolution as described in
Section 5(z), (collectively the "Exchange").

3. RESIGNATION OF DIRECTOR. TOI shall cause Mr. Motoharu Iue, currently a director of both TOI and AASP, to resign as a director of AASP, effective as of the time of the Exchange. Such resignation shall be in the form attached hereto as Exhibit B, which shall be delivered to AASP with the Exchange.


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4.  TERMINATION OF CONTRACTS.  Upon the completion of the Repurchase, i.e., successful completion of the Exchange, the parties hereby agree that this Agreement, the Investment Agreement and any other contractual obligations between the parties shall be terminated and neither party shall have any further relationship or obligation to the other, and the parties shall be released from any and all claims, losses, judgments, known or unknown damages, and/or demands which may arise under such agreements and contractual obligations. Notwithstanding the foregoing, however, the representations, warranties, releases and indemnifications made by the parties, as stated within this Agreement, shall survive the Repurchase and the termination of this Agreement.

5. REPRESENTATIONS AND WARRANTIES. AASP and TOI are relying upon the representations made by the other in making the Repurchase and sale of the Stock.

AASP represents and warrants that:

     (a) It is Repurchasing the Stock for a bona fide business purpose in the best interests of AASP and its other shareholders;
     (b) That it has full power and authority to execute the Repurchase of the Stock;
     (c) That the Board of Directors has duly considered the business, financial, tax, and legal ramifications of the Repurchase and that there is no adverse business or tax affects on AASP or its shareholders and also that there are no violations of any law, ordinance, or ruling, whether it be by a federal agency (e.g., the Securities and Exchange Commission (the "SEC")), state
          (e.g., the State of Nevada), local agency (e.g., Office of the Secretary of State), or any other governmental or agency organization, and has duly approved the repurchase, as evidenced by a Certificate of Resolution of the Board of Directors of All-American SportPark, Inc. (attached as Exhibit C);
     (d) That this repurchase is not subject to the "going private rules" of the SEC, Rule 13e-3, promulgated under Section 13(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"); and
     (e) All material financial information about AASP and this Repurchase has been disclosed to TOI through SEC filings by AASP, including but not limited to its 10-KSB and 10-QSB financial reports, or through individual communications to TOI.
     (f) AASP will comply with any and all SEC filing or other legal requirements as a result of this Repurchase.

TOI represents and warrants that:
     (x)  It lawfully owns the Stock;
     (y)  Has full power and authority to execute the sale of the Stock;
     (z) It has duly approved the Repurchase, as evidenced by the Certificate of Resolution of the Board of Directors of Three Oceans, Inc. (attached as Exhibit D).







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6.  RELEASE AND INDEMNIFICATION.  TOI AGREES TO DEFEND, HOLD HARMLESS, RELEASE
AND FULLY INDEMNIFY AASP AND ITS PARENTS AND AFFILIATES, AND ITS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, CONTRACTORS, AGENTS, AND ATTORNEYS FROM AND AGAINST ANY AND ALL CLAIMS (INCLUDING WITHOUT LIMITATION DERIVATIVE CLAIMS), DEMANDS, SUITS, CAUSES OF ACTION, PROCEEDINGS, DAMAGES, LOSSES, OBLIGATIONS, LIABILITIES, COSTS, EXPENSES (INCLUDING WITHOUT LIMITATION ATTORNEYS' FEES AND COSTS), JUDGMENTS AND SETTLEMENTS ARISING OUT OF OR IN CONNECTION WITH THE OBLIGATIONS AND REPRESENTATIONS AND WARRANTIES OF TOI
UNDER THIS AGREEMENT. AASP AGREES TO DEFEND, HOLD HARMLESS, RELEASE AND FULLY INDEMNIFY TOI AND ITS PARENTS AND AFFILIATES, AND ITS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, CONTRACTORS, AGENTS AND ATTORNEYS FROM AND AGAINST ANY AND ALL CLAIMS (INCLUDING WITHOUT LIMITATION DERIVATIVE CLAIMS), DEMANDS, SUITS, CAUSES OF ACTION, PROCEEDINGS, DAMAGES, LOSSES, OBLIGATIONS, LIABILITIES, COSTS, EXPENSES (INCLUDING WITHOUT LIMITATION ATTORNEYS' FEES AND COSTS), JUDGMENTS AND SETTLEMENTS ARISING OUT OF OR IN CONNECTION WITH THE OBLIGATIONS AND REPRESENTATIONS AND WARRANTIES OF AASP UNDER THIS AGREEMENT OR THE LEGALITY OR VALIDITY OF THE REPURCHASE.

7. GENERAL PROVISIONS. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada. The failure of either party to enforce at any time, or for any period, any provision of this Agreement shall not be construed as a waiver of such provision or of the right of such party thereafter to enforce such provision. This Agreement may not be assigned by either party except with the other party's written consent. AASP shall maintain complete and accurate records, in its principal office, of this Repurchase, all of the Stock certificates and this Agreement. This Agreement sets forth the entire agreement between the parties hereto and no prior or contemporaneous written or oral statement or agreement shall be recognized or enforced unless written and signed by both parties. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of this Agreement shall remain in full force and effect. If either party institutes legal action or other proceeding to enforce or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties, the successful or prevailing party will be entitled to recover reasonable attorney's fees. If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement, and such counterparts may constitute a full execution hereof.

THIS AGREEMENT is executed as of the date first above written.

AASP:                        All-American SportPark, Inc.

                             By:/s/ Ronald S. Boreta
                             Name:  Ronald S. Boreta
                             Its:   President

TOI:                         Three Oceans, Inc.

                             By:/s/ Mikio Ando
                             Name:  Mikio Ando
                             Its:   President


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                                   EXHIBIT A

                           WIRE TRANSFER INSTRUCTIONS




















































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                                  EXHIBIT B

                    RESIGNATION OF MOTOHARU IUE AS DIRECTOR



Board of Directors
All-American SportPark, Inc.
6730 Las Vegas Boulevard, Suite 4
Las Vegas, NV  89119

Gentlemen:

     Reference is made to the Stock Repurchase Agreement between All-American SportPark, Inc. and Three Oceans, Inc. dated March 6, 2001 (the "Agreement").

     I hereby resign as a Director of All-American SportPark, Inc. effective as of the date of the Exchange, as defined in the Agreement.

Signed this 30th day of January, 2001.


/s/ M Iue             Motoharu Iue


































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                                   EXHIBIT C

                          CERTIFICATE OF RESOLUTION OF
                            THE BOARD OF DIRECTORS OF
                          ALL-AMERICAN SPORTPARK, INC.


I, Ronald S. Boreta, as the duly-elected President, CEO, Secretary and Treasurer of All-American SportPark, Inc., a Nevada corporation, do hereby certify that the following resolutions were duly considered and approved by a unanimous written consent by the Board of Directors of this corporation effective as of the 16th day of November, 2000, and remains in full force and effect:

     WHEREAS, This corporation has duly sold and issued 500,000 of its restricted Series A Convertible Preferred Shares (the "Stock") to Three Oceans, Inc. ("T0I");

     WHEREAS, This corporation has considered and determined that it is in the best interests of this corporation to repurchase all of the Stock at a fair and reasonable price;

     WHEREAS, This corporation has received an offer from TOI to sell all of the Stock at a fair and reasonable price; and

     WHEREAS, This corporation desire to repurchase the Stock from TOI.

     NOW, THEREFORE, BE IT RESOLVED: That this corporation hereby determines that Mr. Ronald S. Boreta, President, CEO, Secretary and Treasurer of this corporation is authorized to enter into a stock repurchase agreement with TOI for the repurchase of the Stock.

IN WITNESS WHEREOF, this Certificate was signed this 6 day of March, 2001.



                                     /s/ Ronald S. Boreta
                                     Ronald S. Boreta, President, CEO,
                                     Secretary and Treasurer


















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                                  EXHIBIT D

                         CERTIFICATE OF RESOLUTION OF
                          THE BOARD OF DIRECTORS OF
                              THREE OCEANS, INC.


I, Michitaka Sasaki, as the duly-elected Secretary of Three Oceans, Inc., a Delaware corporation, do hereby certify that the following resolutions were duly considered and approved by a unanimous written consent by the Board of Directors of this corporation effective as of the 30th day of November, 2000, and remains in full force and effect:

     WHEREAS, This corporation has duly purchased and currently owns 500,000 restricted Series A Convertible Preferred Shares (the "Stock") of All-American SportPark, Inc., a Nevada corporation ("AASP");

     WHEREAS, This corporation has considered and determined that it is in the best interests of this corporation to sell all of the Stock at any fair and reasonable price;

     WHEREAS, This corporation has received an offer from AASP to repurchase all of the Stock at a fair and reasonable price; and

     WHEREAS, This corporation desires to sell the Stock to AASP.

     NOW, THEREFORE, BE IT RESOLVED: That this corporation hereby determines that Mr. Mikio Ando, President of this corporation is authorized to enter into a stock repurchase agreement with AASP for the repurchase of the Stock.

IN WITNESS WHEREOF, this Certification was signed this 1st day of January
2000.

                                /s/ Michitaka Sasaki, Secretary
                                Michitaka Sasaki